Third Quarter 2015

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement Third Quarter 2015

 TABLE OF CONTENTS
(Dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2015	9/30/2014	9/30/2015	9/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Consolidated U.S. GAAP Results¹

Premium Income	$2,020.8	$1,947.2	$6,044.6	$5,829.3	$7,797.2	$7,624.7

Operating Revenue	$2,684.4	$2,613.1	$8,050.0	$7,852.1	$10,508.4	$10,361.8
Net Realized Investment Gain (Loss)	(26.6)	1.2	(41.1)	33.4	16.1	6.8

Revenue	$2,657.8	$2,614.3	$8,008.9	$7,885.5	$10,524.5	$10,368.6

Net Income	$203.8	$219.1	$641.0	$684.3	$402.1	$847.0
Net Income Per Share:
Basic	$0.83	$0.86	$2.58	$2.67	$1.57	$3.20
Assuming Dilution	$0.83	$0.86	$2.57	$2.66	$1.57	$3.19

Operating Return on Equity
Unum US	13.6%	13.5%	13.2%	13.3%	13.3%	13.4%
Unum UK	15.8%	15.7%	16.4%	18.2%	18.3%	14.0%
Colonial Life	16.3%	16.2%	16.7%	17.0%	16.7%	16.4%
Core Operating Segments	14.4%	14.2%	14.2%	14.6%	14.5%	14.1%
Consolidated	11.1%	10.5%	11.3%	10.9%	11.3%	11.3%

Assets			$61,503.8	$61,918.5	$62,450.2	$59,374.1
Stockholders' Equity			$8,581.1	$9,216.6	$8,521.9	$8,639.9

Traditional U.S. Life Insurance Companies' Statutory Results²
Net Gain from Operations, After Tax	$190.4	$168.1	$506.8	$469.1	$618.1	$617.5
Net Realized Investment Gain (Loss), After Tax	(7.5)	4.7	(8.3)	7.2	5.0	(33.0)

Net Income	$182.9	$172.8	$498.5	$476.3	$623.1	$584.5

Capital and Surplus			$3,448.8	$3,388.4	$3,462.8	$3,450.5

Weighted Average Risk-based Capital Ratio			~ 400%	~ 400%	~ 400%	~ 400%
1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, and Unum Insurance Company.

Unum Group Capital Metrics

	9/30/2015		9/30/2014		12/31/2014		12/31/2013
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
			As Adjusted
Book Value
Total Stockholders' Equity, As Reported	$8,581.1	$35.25	$9,216.6	$36.58	$8,521.9	$33.78	$8,639.9	$33.23
Net Unrealized Gain on Securities	158.6	0.65	462.0	1.83	290.3	1.15	135.7	0.52
Net Gain on Cash Flow Hedges	405.1	1.66	383.5	1.52	391.0	1.55	396.3	1.52
Subtotal	8,017.4	32.94	8,371.1	33.23	7,840.6	31.08	8,107.9	31.19
Foreign Currency Translation Adjustment	(146.6)	(0.60)	(69.5)	(0.27)	(113.4)	(0.45)	(47.1)	(0.18)
Subtotal	8,164.0	33.54	8,440.6	33.50	7,954.0	31.53	8,155.0	31.37
Unrecognized Pension and Postretirement Benefit Costs	(395.1)	(1.62)	(227.4)	(0.91)	(401.5)	(1.59)	(229.9)	(0.88)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income	$8,559.1	$35.16	$8,668.0	$34.41	$8,355.5	$33.12	$8,384.9	$32.25

Dividends Paid	$129.2	$0.515	$117.7	$0.455	$159.4	$0.620	$146.5	$0.550

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2015	9/30/2014	9/30/2015	9/30/2014	12/31/2014	12/31/2013
Shares Repurchased (millions)	3.2	2.9	9.4	8.7	8.7	11.2
Cost of Shares Repurchased (millions)(1)	$115.0	$100.5	$326.2	$300.6	$300.6	$318.6
Price (UNM closing price on last trading day of period)			$32.08	$34.38	$34.88	$35.08

Leverage Ratio (As Adjusted)			25.0%	24.0%	25.4%	23.0%

Holding Company Cash and Marketable Securities			$484	$720	$575	$514

(1) Includes commissions of $0.1 million for each of the nine month periods ended September 30, 2015 and 2014, and a de minimis amount for each of the three month periods ended September 30, 2015 and 2014. For the years ended December 31, 2014 and 2013, respectively, $0.1 million and $0.2 million of commissions are included.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident	A	A	A2	A
Unum Life of America	A	A	A2	A
Colonial Life & Accident	A	A	A2	A
Paul Revere Life	A	A	A2	A
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2015	9/30/2014	9/30/2015	9/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Revenue
Premium Income	$2,020.8	$1,947.2	$6,044.6	$5,829.3	$7,797.2	$7,624.7
Net Investment Income	612.1	611.3	1,844.8	1,859.5	2,492.2	2,506.9
Net Realized Investment Gain (Loss)	(26.6)	1.2	(41.1)	33.4	16.1	6.8
Other Income	51.5	54.6	160.6	163.3	219.0	230.2
Total Revenue	2,657.8	2,614.3	8,008.9	7,885.5	10,524.5	10,368.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,690.9	1,653.6	5,047.6	4,938.3	7,310.8	6,595.7
Commissions	246.3	232.0	747.8	697.2	935.3	909.5
Interest and Debt Expense - Non-recourse Debt	1.6	1.8	5.0	5.5	7.3	8.5
Interest and Debt Expense - All Other Debt	36.5	36.6	108.9	123.5	160.2	140.9
Deferral of Acquisition Costs	(139.4)	(127.8)	(425.1)	(381.6)	(524.0)	(466.8)
Amortization of Deferred Acquisition Costs	117.0	107.9	375.4	332.9	440.8	418.9
Other Expenses	406.0	393.2	1,227.6	1,173.1	1,652.1	1,541.9
Total Benefits and Expenses	2,358.9	2,297.3	7,087.2	6,888.9	9,982.5	9,148.6

Income Before Income Tax	298.9	317.0	921.7	996.6	542.0	1,220.0
Income Tax Expense	95.1	97.9	280.7	312.3	139.9	373.0

Net Income	$203.8	$219.1	$641.0	$684.3	$402.1	$847.0

Average Weighted Shares Outstanding
Basic	245.4	253.6	248.4	256.6	255.5	264.7
Assuming Dilution	246.3	254.8	249.2	257.8	256.7	265.9

Actual Number of Shares Outstanding			243.4	251.9	252.3	260.0

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2015	9/30/2014	% Change	9/30/2015	9/30/2014	% Change	12/31/2014	12/31/2013
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$34.3	$28.0	22.5%	$123.5	$107.5	14.9%	$223.6	$173.3
Group Short-term Disability	15.2	15.6	(2.6)	71.6	58.7	22.0	118.8	101.9
Group Life and AD&D	34.1	33.6	1.5	125.7	137.2	(8.4)	264.8	199.4
Subtotal	83.6	77.2	8.3	320.8	303.4	5.7	607.2	474.6
Supplemental and Voluntary
Individual Disability	21.2	14.4	47.2	46.5	40.7	14.3	56.8	52.2
Voluntary Benefits	46.2	46.1	0.2	217.4	189.3	14.8	238.1	218.8
Subtotal	67.4	60.5	11.4	263.9	230.0	14.7	294.9	271.0
Total Sales	$151.0	$137.7	9.7	$584.7	$533.4	9.6	$902.1	$745.6

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 lives)	$61.2	$60.4	1.3%	$228.5	$211.8	7.9%	$401.7	$324.4
Large Case Market	22.4	16.8	33.3	92.3	91.6	0.8	205.5	150.2
Subtotal	83.6	77.2	8.3	320.8	303.4	5.7	607.2	474.6
Supplemental and Voluntary	67.4	60.5	11.4	263.9	230.0	14.7	294.9	271.0
Total Sales	$151.0	$137.7	9.7	$584.7	$533.4	9.6	$902.1	$745.6

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Nine Months Ended			Year Ended
(in millions of dollars)	9/30/2015	9/30/2014	% Change	9/30/2015	9/30/2014	% Change	12/31/2014	12/31/2013
Sales by Product
Group Long-term Disability	$11.8	$12.0	(1.7)%	$36.8	$39.1	(5.9)%	$57.4	$50.5
Group Life	6.7	8.4	(20.2)	16.9	17.8	(5.1)	23.8	21.4
Supplemental	1.2	1.0	20.0	3.2	2.9	10.3	3.9	3.9
Total Sales	$19.7	$21.4	(7.9)	$56.9	$59.8	(4.8)	$85.1	$75.8

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	$12.9	$9.7	33.0%	$29.9	$29.9	—%	$42.5	$38.9
Large Case Market	5.6	10.7	(47.7)	23.8	27.0	(11.9)	38.7	33.0
Subtotal	18.5	20.4	(9.3)	53.7	56.9	(5.6)	81.2	71.9
Supplemental	1.2	1.0	20.0	3.2	2.9	10.3	3.9	3.9
Total Sales	$19.7	$21.4	(7.9)	$56.9	$59.8	(4.8)	$85.1	$75.8

(in millions of pounds)
Sales by Product
Group Long-term Disability	£7.7	£7.1	8.5%	£24.1	£23.4	3.0%	£35.1	£32.2
Group Life	4.3	5.1	(15.7)	11.0	10.7	2.8	14.4	13.7
Supplemental	0.8	0.6	33.3	2.1	1.7	23.5	2.4	2.5
Total Sales	£12.8	£12.8	—	£37.2	£35.8	3.9	£51.9	£48.4

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	£8.3	£5.8	43.1%	£19.4	£17.9	8.4%	£25.8	£24.9
Large Case Market	3.7	6.4	(42.2)	15.7	16.2	(3.1)	23.7	21.0
Subtotal	12.0	12.2	(1.6)	35.1	34.1	2.9	49.5	45.9
Supplemental	0.8	0.6	33.3	2.1	1.7	23.5	2.4	2.5
Total Sales	£12.8	£12.8	—	£37.2	£35.8	3.9	£51.9	£48.4

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2015	9/30/2014	% Change	9/30/2015	9/30/2014	% Change	12/31/2014	12/31/2013
Sales by Product
Accident, Sickness, and Disability	$59.9	$56.1	6.8%	$169.6	$160.1	5.9%	$260.7	$238.2
Life	18.6	15.7	18.5	53.1	48.2	10.2	78.8	68.1
Cancer and Critical Illness	16.8	14.0	20.0	45.9	40.1	14.5	70.6	61.3
Total Sales	$95.3	$85.8	11.1	$268.6	$248.4	8.1	$410.1	$367.6

Sales by Market Sector
Commercial
Core Market (< 1,000 lives)	$60.1	$58.0	3.6%	$182.4	$173.5	5.1%	$275.6	$246.0
Large Case Market	11.7	9.2	27.2	28.9	28.9	—	53.2	49.0
Subtotal	71.8	67.2	6.8	211.3	202.4	4.4	328.8	295.0
Public Sector	23.5	18.6	26.3	57.3	46.0	24.6	81.3	72.6
Total Sales	$95.3	$85.8	11.1	$268.6	$248.4	8.1	$410.1	$367.6

5. 2

Unum Group Consolidated Balance Sheets

	September 30	December 31
	2015	2014
		As Adjusted
Assets
Investments
Fixed Maturity Securities	$44,401.5	$45,064.9
Mortgage Loans	1,925.9	1,856.6
Policy Loans	3,406.0	3,306.6
Other Long-term Investments	590.2	545.0
Short-term Investments	598.1	974.3
Total Investments	50,921.7	51,747.4

Other Assets
Cash and Bank Deposits	109.3	102.5
Accounts and Premiums Receivable	1,621.2	1,634.7
Reinsurance Recoverable	4,770.6	4,906.4
Accrued Investment Income	698.4	696.1
Deferred Acquisition Costs	1,960.9	1,901.3
Goodwill	232.1	198.7
Property and Equipment	529.6	531.7
Income Tax Receivable	—	69.5
Other Assets	660.0	661.9
Total Assets	$61,503.8	$62,450.2

Liabilities
Policy and Contract Benefits	$1,505.6	$1,529.3
Reserves for Future Policy and Contract Benefits	44,544.9	45,929.4
Unearned Premiums	452.8	396.6
Other Policyholders’ Funds	1,656.7	1,657.8
Income Tax Payable	5.7	—
Deferred Income Tax	73.4	62.0
Short-term Debt	506.1	151.9
Long-term Debt - Non-recourse	335.8	398.4
Long-term Debt - All Other	1,881.3	2,230.3
Payables for Collateral on Investments	410.4	73.8
Other Liabilities	1,550.0	1,498.8
Total Liabilities	52,922.7	53,928.3

Stockholders’ Equity
Common Stock	30.2	30.2
Additional Paid-in Capital	2,239.2	2,221.2
Accumulated Other Comprehensive Income	22.0	166.4
Retained Earnings	7,814.1	7,302.3
Treasury Stock	(1,524.4)	(1,198.2)
Total Stockholders’ Equity	8,581.1	8,521.9
Total Liabilities and Stockholders’ Equity	$61,503.8	$62,450.2

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2013	$1,051.5	$34.3	$743.4	$1,829.2
Capitalization	292.7	10.5	220.8	524.0
Amortization	(248.1)	(12.5)	(180.2)	(440.8)
Adjustment Related to Unrealized Investment Gains	0.4	—	(9.6)	(9.2)
Foreign Currency	—	(1.9)	—	(1.9)
Balances at December 31, 2014	1,096.5	30.4	774.4	1,901.3
Capitalization	230.7	7.2	187.2	425.1
Amortization	(216.4)	(8.8)	(150.2)	(375.4)
Adjustment Related to Unrealized Investment Losses	3.2	—	7.6	10.8
Foreign Currency	—	(0.9)	—	(0.9)
Balances at September 30, 2015	$1,114.0	$27.9	$819.0	$1,960.9

6. 1

Unum Group Balance Sheets by Segment - September 30, 2015

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,097.2	$2,723.0	$4,232.5	$16,052.7	$3,318.0	$2,691.5	$27,508.3	$1,351.2	$50,921.7
Deferred Acquisition Costs	76.4	64.9	972.7	1,114.0	27.9	819.0	—	—	1,960.9
Goodwill	—	—	187.6	187.6	44.5	—	—	—	232.1
All Other	567.9	202.1	506.4	1,276.4	245.9	259.8	5,923.6	683.4	8,389.1
Total Assets	$9,741.5	$2,990.0	$5,899.2	$18,630.7	$3,636.3	$3,770.3	$33,431.9	$2,034.6	$61,503.8

Liabilities
Reserves and Policyholder Benefits	$7,771.5	$1,724.7	$3,714.4	$13,210.6	$2,800.5	$2,200.2	$29,948.7	$—	$48,160.0
Debt	—	—	—	—	—	—	335.8	2,387.4	2,723.2
All Other	424.6	155.5	391.0	971.1	82.4	268.8	(89.5)	806.7	2,039.5
Total Liabilities	8,196.1	1,880.2	4,105.4	14,181.7	2,882.9	2,469.0	30,195.0	3,194.1	52,922.7

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,532.1	1,079.8	1,685.7	4,297.6	690.9	1,222.9	3,044.2	(1,238.2)	8,017.4
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	13.3	30.0	108.1	151.4	62.5	78.4	192.7	78.7	563.7
Total Allocated Stockholders' Equity	1,545.4	1,109.8	1,793.8	4,449.0	753.4	1,301.3	3,236.9	(1,159.5)	8,581.1

Total Liabilities and Allocated Stockholders' Equity	$9,741.5	$2,990.0	$5,899.2	$18,630.7	$3,636.3	$3,770.3	$33,431.9	$2,034.6	$61,503.8

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2014 - As Adjusted

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,216.6	$2,673.8	$4,214.6	$16,105.0	$3,399.2	$2,650.8	$27,668.8	$1,923.6	$51,747.4
Deferred Acquisition Costs	69.8	59.8	966.9	1,096.5	30.4	774.4	—	—	1,901.3
Goodwill	—	—	187.6	187.6	11.1	—	—	—	198.7
All Other	619.3	129.4	538.7	1,287.4	261.8	267.0	6,291.4	495.2	8,602.8
Total Assets	$9,905.7	$2,863.0	$5,907.8	$18,676.5	$3,702.5	$3,692.2	$33,960.2	$2,418.8	$62,450.2

Liabilities
Reserves and Policyholder Benefits	$8,104.9	$1,722.2	$3,712.4	$13,539.5	$2,894.3	$2,149.7	$30,929.6	$—	$49,513.1
Debt	—	—	—	—	—	—	398.4	2,382.2	2,780.6
All Other	333.2	91.2	371.1	795.5	69.8	258.8	(296.2)	806.7	1,634.6
Total Liabilities	8,438.1	1,813.4	4,083.5	14,335.0	2,964.1	2,408.5	31,031.8	3,188.9	53,928.3

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,457.9	1,005.7	1,682.9	4,146.5	648.4	1,178.8	2,814.3	(947.4)	7,840.6
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	9.7	43.9	141.4	195.0	90.0	104.9	114.1	177.3	681.3
Total Allocated Stockholders' Equity	1,467.6	1,049.6	1,824.3	4,341.5	738.4	1,283.7	2,928.4	(770.1)	8,521.9

Total Liabilities and Allocated Stockholders' Equity	$9,905.7	$2,863.0	$5,907.8	$18,676.5	$3,702.5	$3,692.2	$33,960.2	$2,418.8	$62,450.2

6. 3

Unum Group Financial Results by Segment

	Three Months Ended			Nine Months Ended
	9/30/2015	9/30/2014	% Change	9/30/2015	9/30/2014	% Change
		As Adjusted			As Adjusted
Premium Income
Unum US	$1,241.8	$1,162.7	6.8%	$3,708.4	$3,472.9	6.8%
Unum UK	144.6	152.6	(5.2)	425.8	458.3	(7.1)
Colonial Life	333.1	319.4	4.3	1,001.2	952.6	5.1
Closed Block	301.3	312.5	(3.6)	909.2	945.5	(3.8)
	2,020.8	1,947.2	3.8	6,044.6	5,829.3	3.7
Net Investment Income
Unum US	214.3	214.4	—	645.0	655.7	(1.6)
Unum UK	28.0	34.4	(18.6)	90.1	112.3	(19.8)
Colonial Life	35.9	35.5	1.1	109.8	107.9	1.8
Closed Block	327.5	317.2	3.2	979.6	958.5	2.2
Corporate	6.4	9.8	(34.7)	20.3	25.1	(19.1)
	612.1	611.3	0.1	1,844.8	1,859.5	(0.8)
Other Income
Unum US	28.1	30.2	(7.0)	90.4	91.4	(1.1)
Unum UK	—	—	—	—	0.1	(100.0)
Colonial Life	0.1	0.1	—	0.1	0.1	—
Closed Block	21.5	23.4	(8.1)	67.5	69.5	(2.9)
Corporate	1.8	0.9	100.0	2.6	2.2	18.2
	51.5	54.6	(5.7)	160.6	163.3	(1.7)
Total Operating Revenue
Unum US	1,484.2	1,407.3	5.5	4,443.8	4,220.0	5.3
Unum UK	172.6	187.0	(7.7)	515.9	570.7	(9.6)
Colonial Life	369.1	355.0	4.0	1,111.1	1,060.6	4.8
Closed Block	650.3	653.1	(0.4)	1,956.3	1,973.5	(0.9)
Corporate	8.2	10.7	(23.4)	22.9	27.3	(16.1)
	$2,684.4	$2,613.1	2.7	$8,050.0	$7,852.1	2.5

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Nine Months Ended
	9/30/2015	9/30/2014	% Change	9/30/2015	9/30/2014	% Change
		As Adjusted			As Adjusted
Benefits and Expenses
Unum US	$1,265.5	$1,195.2	5.9%	$3,808.0	$3,584.6	6.2%
Unum UK	139.9	153.5	(8.9)	412.3	461.1	(10.6)
Colonial Life	292.8	284.0	3.1	879.6	835.6	5.3
Closed Block	622.6	627.4	(0.8)	1,865.3	1,882.9	(0.9)
Corporate	35.1	35.8	(2.0)	113.1	120.5	(6.1)
	2,355.9	2,295.9	2.6	7,078.3	6,884.7	2.8
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	218.7	212.1	3.1	635.8	635.4	0.1
Unum UK	32.7	33.5	(2.4)	103.6	109.6	(5.5)
Colonial Life	76.3	71.0	7.5	231.5	225.0	2.9
Closed Block	27.7	25.7	7.8	91.0	90.6	0.4
Corporate	(26.9)	(25.1)	(7.2)	(90.2)	(93.2)	3.2
	328.5	317.2	3.6	971.7	967.4	0.4
Income Tax Expense	105.5	98.1	7.5	301.3	304.4	(1.0)

Income Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	223.0	219.1	1.8	670.4	663.0	1.1

Net Realized Investment Gain (Loss), Net of Tax	(17.3)	0.9	N.M.	(23.6)	24.0	(198.3)

Non-operating Retirement-related Loss, Net of Tax	(1.9)	(0.9)	(111.1)	(5.8)	(2.7)	(114.8)

Net Income	$203.8	$219.1	(7.0)	$641.0	$684.3	(6.3)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
				As Adjusted
Premium Income
Unum US	$1,241.8	$1,236.4	$1,230.2	$1,186.8	$1,162.7	$1,157.7	$1,152.5	$1,121.3	$1,124.6
Unum UK	144.6	142.2	139.0	148.9	152.6	154.0	151.7	137.9	137.3
Colonial Life	333.1	335.9	332.2	321.1	319.4	316.8	316.4	308.1	309.1
Closed Block	301.3	303.0	304.9	311.1	312.5	315.1	317.9	323.4	326.3
	2,020.8	2,017.5	2,006.3	1,967.9	1,947.2	1,943.6	1,938.5	1,890.7	1,897.3
Net Investment Income
Unum US	214.3	215.7	215.0	223.2	214.4	218.2	223.1	228.2	230.2
Unum UK	28.0	38.6	23.5	38.7	34.4	44.3	33.6	42.0	30.3
Colonial Life	35.9	36.9	37.0	37.6	35.5	35.8	36.6	34.8	35.9
Closed Block	327.5	331.7	320.4	323.0	317.2	325.8	315.5	327.5	314.7
Corporate	6.4	7.8	6.1	10.2	9.8	8.3	7.0	0.8	7.9
	612.1	630.7	602.0	632.7	611.3	632.4	615.8	633.3	619.0
Other Income
Unum US	28.1	31.4	30.9	30.7	30.2	30.3	30.9	29.3	30.2
Unum UK	—	—	—	(0.1)	—	0.2	(0.1)	—	0.1
Colonial Life	0.1	—	—	—	0.1	0.1	(0.1)	0.1	—
Closed Block	21.5	22.8	23.2	22.3	23.4	24.5	21.6	22.4	23.6
Corporate	1.8	0.5	0.3	2.8	0.9	(0.2)	1.5	5.0	0.3
	51.5	54.7	54.4	55.7	54.6	54.9	53.8	56.8	54.2
Total Operating Revenue
Unum US	1,484.2	1,483.5	1,476.1	1,440.7	1,407.3	1,406.2	1,406.5	1,378.8	1,385.0
Unum UK	172.6	180.8	162.5	187.5	187.0	198.5	185.2	179.9	167.7
Colonial Life	369.1	372.8	369.2	358.7	355.0	352.7	352.9	343.0	345.0
Closed Block	650.3	657.5	648.5	656.4	653.1	665.4	655.0	673.3	664.6
Corporate	8.2	8.3	6.4	13.0	10.7	8.1	8.5	5.8	8.2
	$2,684.4	$2,702.9	$2,662.7	$2,656.3	$2,613.1	$2,630.9	$2,608.1	$2,580.8	$2,570.5

Unum Group Quarterly Historical Financial Results by Segment - Continued

	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
				As Adjusted
Benefits and Expenses
Unum US	$1,265.5	$1,280.7	$1,261.8	$1,231.2	$1,195.2	$1,190.4	$1,199.0	$1,153.6	$1,168.1
Unum UK	139.9	142.5	129.9	149.3	153.5	158.9	148.7	144.0	136.4
Colonial Life	292.8	295.2	291.6	284.7	284.0	277.8	273.8	294.0	276.4
Closed Block	622.6	620.9	621.8	1,325.2	627.4	628.8	626.7	646.7	639.6
Corporate	35.1	41.7	36.3	37.4	35.8	49.7	35.0	39.7	33.6
	2,355.9	2,381.0	2,341.4	3,027.8	2,295.9	2,305.6	2,283.2	2,278.0	2,254.1
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	218.7	202.8	214.3	209.5	212.1	215.8	207.5	225.2	216.9
Unum UK	32.7	38.3	32.6	38.2	33.5	39.6	36.5	35.9	31.3
Colonial Life	76.3	77.6	77.6	74.0	71.0	74.9	79.1	49.0	68.6
Closed Block	27.7	36.6	26.7	(668.8)	25.7	36.6	28.3	26.6	25.0
Corporate	(26.9)	(33.4)	(29.9)	(24.4)	(25.1)	(41.6)	(26.5)	(33.9)	(25.4)
	328.5	321.9	321.3	(371.5)	317.2	325.3	324.9	302.8	316.4
Income Tax Expense (Benefit)	105.5	99.3	96.5	(143.4)	98.1	104.0	102.3	88.5	94.8

Income (Loss) Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	223.0	222.6	224.8	(228.1)	219.1	221.3	222.6	214.3	221.6

Net Realized Investment Gain (Loss), Net of Tax	(17.3)	3.7	(10.0)	(11.2)	0.9	19.0	4.1	5.8	(17.2)

Non-operating Retirement-related Loss, Net of Tax	(1.9)	(2.0)	(1.9)	(42.9)	(0.9)	(0.9)	(0.9)	(1.5)	(1.7)

Net Income (Loss)	$203.8	$224.3	$212.9	$(282.2)	$219.1	$239.4	$225.8	$218.6	$202.7

Net Income (Loss) Per Common Share - Assuming Dilution	$0.83	$0.90	$0.84	$(1.12)	$0.86	$0.93	$0.86	$0.83	$0.77

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2015	9/30/2014	9/30/2015	9/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Operating Revenue
Premium Income	$1,241.8	$1,162.7	$3,708.4	$3,472.9	$4,659.7	$4,517.1
Net Investment Income	214.3	214.4	645.0	655.7	878.9	919.4
Other Income	28.1	30.2	90.4	91.4	122.1	128.3
Total	1,484.2	1,407.3	4,443.8	4,220.0	5,660.7	5,564.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	866.6	818.0	2,586.3	2,442.3	3,288.1	3,222.4
Commissions	137.4	130.3	421.8	396.5	528.7	505.2
Deferral of Acquisition Costs	(74.1)	(70.6)	(230.7)	(214.5)	(292.7)	(252.0)
Amortization of Deferred Acquisition Costs	65.0	58.5	216.4	188.8	248.1	230.0
Other Expenses	270.6	259.0	814.2	771.5	1,043.6	1,000.8
Total	1,265.5	1,195.2	3,808.0	3,584.6	4,815.8	4,706.4

Income Before Income Tax and Net Realized Investment Gains and Losses	218.7	212.1	635.8	635.4	844.9	858.4
Unclaimed Death Benefits (UDB) Reserve Increase	—	—	—	—	—	75.4
Group Life Waiver of Premium Benefit (Waiver) Reserve Reduction	—	—	—	—	—	(85.0)
Operating Income	$218.7	$212.1	$635.8	$635.4	$844.9	$848.8

Operating Ratios (% of Premium Income):
Benefit Ratio	69.8%	70.4%	69.7%	70.3%	70.6%	71.3%
Benefit Ratio Excluding UDB and Waiver Reserve Adjustments						71.6%
Other Expense Ratio	21.8%	22.3%	22.0%	22.2%	22.4%	22.2%
Income Ratio	17.6%	18.2%	17.1%	18.3%	18.1%	19.0%
Operating Income Ratio	17.6%	18.2%	17.1%	18.3%	18.1%	18.8%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2015	9/30/2014	9/30/2015	9/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Group Long-term Disability	$414.3	$387.7	$1,229.0	$1,157.4	$1,553.5	$1,553.9
Group Short-term Disability	153.2	138.3	452.5	413.4	558.1	519.6
Total Premium Income	567.5	526.0	1,681.5	1,570.8	2,111.6	2,073.5
Net Investment Income	121.7	124.8	371.9	383.8	515.9	547.4
Other Income	21.6	22.9	70.0	67.6	91.0	95.6
Total	710.8	673.7	2,123.4	2,022.2	2,718.5	2,716.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	457.1	431.9	1,367.9	1,293.5	1,746.4	1,732.9
Commissions	42.4	39.7	128.9	120.9	161.2	164.0
Deferral of Acquisition Costs	(10.3)	(9.3)	(31.8)	(28.3)	(40.2)	(29.6)
Amortization of Deferred Acquisition Costs	8.4	6.5	25.2	19.5	26.3	21.1
Other Expenses	142.4	136.3	426.9	407.7	550.0	532.4
Total	640.0	605.1	1,917.1	1,813.3	2,443.7	2,420.8

Operating Income	$70.8	$68.6	$206.3	$208.9	$274.8	$295.7

Operating Ratios (% of Premium Income):
Benefit Ratio	80.5%	82.1%	81.3%	82.3%	82.7%	83.6%
Other Expense Ratio	25.1%	25.9%	25.4%	26.0%	26.0%	25.7%
Operating Income Ratio	12.5%	13.0%	12.3%	13.3%	13.0%	14.3%

Persistency:
Group Long-term Disability			92.1%	90.2%	90.6%	87.2%
Group Short-term Disability			87.9%	88.9%	89.6%	88.0%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2015	9/30/2014	9/30/2015	9/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Group Life	$336.5	$316.1	$1,007.5	$939.2	$1,262.3	$1,213.9
Accidental Death & Dismemberment	32.1	32.2	98.0	93.9	125.9	121.6
Total Premium Income	368.6	348.3	1,105.5	1,033.1	1,388.2	1,335.5
Net Investment Income	34.7	33.8	102.0	101.1	135.2	139.1
Other Income	0.5	0.4	1.5	1.2	1.4	1.8
Total	403.8	382.5	1,209.0	1,135.4	1,524.8	1,476.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	261.8	243.7	792.5	724.5	975.8	909.9
Commissions	30.0	28.3	90.5	84.8	113.3	108.9
Deferral of Acquisition Costs	(7.9)	(7.3)	(24.7)	(22.0)	(31.3)	(24.7)
Amortization of Deferred Acquisition Costs	6.5	5.2	19.6	15.8	21.4	15.6
Other Expenses	53.2	50.8	160.5	151.2	205.2	198.2
Total	343.6	320.7	1,038.4	954.3	1,284.4	1,207.9

Income Before Income Tax and Net Realized Investment Gains and Losses	60.2	61.8	170.6	181.1	240.4	268.5
UDB Reserve Increase	—	—	—	—	—	49.1
Waiver Reserve Reduction	—	—	—	—	—	(85.0)
Operating Income	$60.2	$61.8	$170.6	$181.1	$240.4	$232.6

Operating Ratios (% of Premium Income):
Benefit Ratio	71.0%	70.0%	71.7%	70.1%	70.3%	68.1%
Benefit Ratio Excluding UDB and Waiver Reserve Adjustments						70.8%
Other Expense Ratio	14.4%	14.6%	14.5%	14.6%	14.8%	14.8%
Income Ratio	16.3%	17.7%	15.4%	17.5%	17.3%	20.1%
Operating Income Ratio	16.3%	17.7%	15.4%	17.5%	17.3%	17.4%

Persistency:
Group Life			88.5%	89.8%	90.8%	88.1%
Accidental Death & Dismemberment			89.5%	90.9%	91.1%	88.8%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2015	9/30/2014	9/30/2015	9/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Individual Disability	$119.6	$116.9	$355.9	$348.8	$466.1	$465.3
Voluntary Benefits	186.1	171.5	565.5	520.2	693.8	642.8
Total Premium Income	305.7	288.4	921.4	869.0	1,159.9	1,108.1
Net Investment Income	57.9	55.8	171.1	170.8	227.8	232.9
Other Income	6.0	6.9	18.9	22.6	29.7	30.9
Total	369.6	351.1	1,111.4	1,062.4	1,417.4	1,371.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	147.7	142.4	425.9	424.3	565.9	579.6
Commissions	65.0	62.3	202.4	190.8	254.2	232.3
Deferral of Acquisition Costs	(55.9)	(54.0)	(174.2)	(164.2)	(221.2)	(197.7)
Amortization of Deferred Acquisition Costs	50.1	46.8	171.6	153.5	200.4	193.3
Other Expenses	75.0	71.9	226.8	212.6	288.4	270.2
Total	281.9	269.4	852.5	817.0	1,087.7	1,077.7

Income Before Income Tax and Net Realized Investment Gains and Losses	87.7	81.7	258.9	245.4	329.7	294.2
UDB Reserve Increase	—	—	—	—	—	26.3
Operating Income	$87.7	$81.7	$258.9	$245.4	$329.7	$320.5

Interest Adjusted Loss Ratio:
Individual Disability	31.4%	31.1%	29.8%	29.7%	30.0%	29.6%

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	52.3%	52.7%	50.9%	51.3%	51.6%	51.3%
Voluntary Benefits	45.8%	47.1%	43.3%	47.1%	46.9%	53.0%
Benefit Ratio Excluding UDB Reserve Increase:
Voluntary Benefits						48.9%
Other Expense Ratio	24.5%	24.9%	24.6%	24.5%	24.9%	24.4%
Income Ratio	28.7%	28.3%	28.1%	28.2%	28.4%	26.5%
Operating Income Ratio	28.7%	28.3%	28.1%	28.2%	28.4%	28.9%

Persistency:
Individual Disability			90.2%	89.9%	90.0%	90.5%
Voluntary Benefits			75.3%	77.7%	77.6%	77.0%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2015	9/30/2014	9/30/2015	9/30/2014	12/31/2014	12/31/2013
Operating Revenue
Premium Income
Group Long-term Disability	$100.6	$104.5	$296.5	$313.4	$418.9	$389.9
Group Life	29.7	34.1	90.6	102.6	133.2	106.4
Supplemental	14.3	14.0	38.7	42.3	55.1	60.3
Total Premium Income	144.6	152.6	425.8	458.3	607.2	556.6
Net Investment Income	28.0	34.4	90.1	112.3	151.0	148.5
Other Income	—	—	—	0.1	—	0.1
Total	172.6	187.0	515.9	570.7	758.2	705.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	98.0	108.0	289.5	328.4	431.0	413.3
Commissions	11.3	11.5	33.6	32.0	42.8	38.0
Deferral of Acquisition Costs	(2.6)	(2.9)	(7.2)	(7.6)	(10.5)	(9.8)
Amortization of Deferred Acquisition Costs	3.2	3.2	8.8	9.6	12.5	14.7
Other Expenses	30.0	33.7	87.6	98.7	134.6	117.0
Total	139.9	153.5	412.3	461.1	610.4	573.2

Operating Income	$32.7	$33.5	$103.6	$109.6	$147.8	$132.0

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2015	9/30/2014	9/30/2015	9/30/2014	12/31/2014	12/31/2013
Operating Revenue
Premium Income
Group Long-term Disability	£64.9	£62.7	£193.4	£187.8	£254.4	£249.2
Group Life	19.2	20.5	59.1	61.5	80.8	68.2
Supplemental	9.2	8.3	25.3	25.3	33.4	38.5
Total Premium Income	93.3	91.5	277.8	274.6	368.6	355.9
Net Investment Income	18.1	20.6	58.7	67.2	91.6	94.9
Other Income	—	(0.1)	—	—	0.1	0.1
Total	111.4	112.0	336.5	341.8	460.3	450.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	63.3	64.7	188.8	196.7	261.4	264.5
Commissions	7.3	6.9	22.0	19.2	26.0	24.3
Deferral of Acquisition Costs	(1.7)	(1.7)	(4.7)	(4.5)	(6.4)	(6.2)
Amortization of Deferred Acquisition Costs	2.0	1.9	5.7	5.7	7.6	9.3
Other Expenses	19.4	20.1	57.1	59.0	81.9	74.7
Total	90.3	91.9	268.9	276.1	370.5	366.6

Operating Income	£21.1	£20.1	£67.6	£65.7	£89.8	£84.3

Weighted Average Pound/Dollar Exchange Rate	1.550	1.667	1.533	1.668	1.646	1.566

Operating Ratios (% of Premium Income):
Benefit Ratio	67.8%	70.7%	68.0%	71.6%	70.9%	74.3%
Other Expense Ratio	20.8%	22.0%	20.6%	21.5%	22.2%	21.0%
Operating Income Ratio	22.6%	22.0%	24.3%	23.9%	24.4%	23.7%

Persistency:
Group Long-term Disability			88.5%	88.4%	90.1%	82.2%
Group Life			80.6%	73.3%	76.0%	66.7%
Supplemental			88.6%	86.5%	86.6%	78.8%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2015	9/30/2014	9/30/2015	9/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$196.5	$190.7	$591.1	$569.0	$759.8	$738.7
Life	62.5	57.9	188.1	172.8	231.8	221.1
Cancer and Critical Illness	74.1	70.8	222.0	210.8	282.1	272.4
Total Premium Income	333.1	319.4	1,001.2	952.6	1,273.7	1,232.2
Net Investment Income	35.9	35.5	109.8	107.9	145.5	144.1
Other Income	0.1	0.1	0.1	0.1	0.1	0.2
Total	369.1	355.0	1,111.1	1,060.6	1,419.3	1,376.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	170.5	168.3	510.2	492.7	660.6	667.0
Commissions	72.7	64.6	217.8	191.6	262.3	252.5
Deferral of Acquisition Costs	(62.7)	(54.3)	(187.2)	(159.5)	(220.8)	(205.0)
Amortization of Deferred Acquisition Costs	48.8	46.2	150.2	134.5	180.2	174.2
Other Expenses	63.5	59.2	188.6	176.3	238.0	224.3
Total	292.8	284.0	879.6	835.6	1,120.3	1,113.0

Income Before Income Tax and Net Realized Investment Gains and Losses	76.3	71.0	231.5	225.0	299.0	263.5
UDB Reserve Increase	—	—	—	—	—	20.1
Operating Income	$76.3	$71.0	$231.5	$225.0	$299.0	$283.6

Operating Ratios (% of Premium Income):
Benefit Ratio	51.2%	52.7%	51.0%	51.7%	51.9%	54.1%
Benefit Ratio Excluding UDB Reserve Increase						52.5%
Other Expense Ratio	19.1%	18.5%	18.8%	18.5%	18.7%	18.2%
Income Ratio	22.9%	22.2%	23.1%	23.6%	23.5%	21.4%
Operating Income Ratio	22.9%	22.2%	23.1%	23.6%	23.5%	23.0%

Persistency:
Accident, Sickness, and Disability			74.8%	75.3%	75.5%	75.2%
Life			85.0%	84.9%	85.2%	85.2%
Cancer and Critical Illness			81.6%	83.1%	83.5%	83.1%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2015	9/30/2014	9/30/2015	9/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Individual Disability	$142.2	$154.0	$433.0	$472.9	$624.8	$687.5
Long-term Care	158.6	158.3	475.0	471.9	630.9	630.6
All Other	0.5	0.2	1.2	0.7	0.9	0.7
Total Premium Income	301.3	312.5	909.2	945.5	1,256.6	1,318.8
Net Investment Income	327.5	317.2	979.6	958.5	1,281.5	1,270.2
Other Income	21.5	23.4	67.5	69.5	91.8	93.9
Total	650.3	653.1	1,956.3	1,973.5	2,629.9	2,682.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	555.8	559.3	1,661.6	1,674.9	2,931.1	2,293.0
Commissions	24.9	25.6	74.6	77.1	101.5	113.8
Interest and Debt Expense	1.6	1.8	5.0	5.5	7.3	8.4
Other Expenses	40.3	40.7	124.1	125.4	168.2	160.4
Total	622.6	627.4	1,865.3	1,882.9	3,208.1	2,575.6

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	27.7	25.7	91.0	90.6	(578.2)	107.3
Long-term Care (LTC) Reserve Increase	—	—	—	—	698.2	—
Operating Income	$27.7	$25.7	$91.0	$90.6	$120.0	$107.3

Interest Adjusted Loss Ratios:
Individual Disability	80.8%	82.3%	81.4%	84.4%	83.6%	82.6%
Long-term Care	89.9%	88.5%	86.9%	84.7%	196.6%	89.6%
Long-term Care Excluding the Reserve Increase					85.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.4%	13.0%	13.6%	13.3%	13.4%	12.2%
Income (Loss) Ratio	9.2%	8.2%	10.0%	9.6%	(46.0)%	8.1%
Operating Income Ratio	9.2%	8.2%	10.0%	9.6%	9.5%	8.1%

Persistency:
Individual Disability			91.0%	91.1%	91.3%	91.8%
Long-term Care			95.4%	95.1%	95.4%	95.5%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2015	9/30/2014	9/30/2015	9/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Operating Revenue
Net Investment Income	$6.4	$9.8	$20.3	$25.1	$35.3	$24.7
Other Income	1.8	0.9	2.6	2.2	5.0	7.7
Total	8.2	10.7	22.9	27.3	40.3	32.4

Interest and Other Expenses	35.1	35.8	113.1	120.5	157.9	147.5

Operating Loss Including Costs Related to Early Retirement of Debt	(26.9)	(25.1)	(90.2)	(93.2)	(117.6)	(115.1)
Costs Related to Early Retirement of Debt	—	—	—	13.2	13.2	—
Operating Loss	$(26.9)	$(25.1)	$(90.2)	$(80.0)	$(104.4)	$(115.1)

Unum Group Reserves

	September 30, 2015
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,384.5	$601.6	29.2%	$6,986.1	$69.4	$6,916.7
Group Life and Accidental Death & Dismemberment	68.6	0.4	709.9	184.1	3.8	962.6	4.2	958.4
Individual Disability	552.3	3.2	1,231.0	127.2	5.7	1,910.5	112.1	1,798.4
Voluntary Benefits	1,409.9	8.0	48.6	52.8	0.4	1,511.3	28.4	1,482.9
Unum US Segment	2,030.8	11.6	8,374.0	965.7	39.1	11,370.5	214.1	11,156.4

Unum UK Segment	22.9	0.1	2,092.7	155.5	9.4	2,271.1	108.0	2,163.1

Colonial Life Segment	1,733.2	9.9	275.5	132.3	1.7	2,141.0	7.6	2,133.4

Individual Disability	647.0	3.7	9,988.5	264.1	42.9	10,899.6	1,563.5	9,336.1
Long-term Care	7,259.6	41.5	1,187.6	120.7	5.5	8,567.9	43.6	8,524.3
Other	5,806.8	33.2	207.2	136.7	1.4	6,150.7	4,976.5	1,174.2
Closed Block Segment	13,713.4	78.4	11,383.3	521.5	49.8	25,618.2	6,583.6	19,034.6

Subtotal	$17,500.3	100.0%	$22,125.5	$1,775.0	100.0%	41,400.8	6,913.3	34,487.5

Adjustment to Reserves for Unrealized Gain on Securities						4,649.7	308.1	4,341.6

Consolidated						$46,050.5	$7,221.4	$38,829.1

The decrease in the adjustment to reserves for unrealized gain on securities, relative to year-end 2014, was due primarily to an increase in credit spreads. This adjustment is consistent with a similar adjustment to our invested assets.

Unum Group Reserves

	December 31, 2014
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,558.4	$581.1	29.5%	$7,139.5	$66.9	$7,072.6
Group Life and Accidental Death & Dismemberment	68.8	0.4	712.6	195.4	3.7	976.8	3.9	972.9
Individual Disability	555.6	3.2	1,201.5	127.3	5.5	1,884.4	112.5	1,771.9
Voluntary Benefits	1,366.4	8.0	52.3	58.4	0.5	1,477.1	29.1	1,448.0
Unum US Segment	1,990.8	11.6	8,524.8	962.2	39.2	11,477.8	212.4	11,265.4

Unum UK Segment	22.8	0.1	2,168.2	145.2	9.6	2,336.2	112.3	2,223.9

Colonial Life Segment	1,670.4	9.8	279.4	127.3	1.7	2,077.1	9.9	2,067.2

Individual Disability	735.0	4.3	10,150.9	285.6	43.1	11,171.5	1,551.7	9,619.8
Long-term Care	6,884.2	40.2	1,083.3	111.9	4.9	8,079.4	42.5	8,036.9
Other	5,811.4	34.0	214.3	140.7	1.5	6,166.4	4,959.8	1,206.6
Closed Block Segment	13,430.6	78.5	11,448.5	538.2	49.5	25,417.3	6,554.0	18,863.3

Subtotal	$17,114.6	100.0%	$22,420.9	$1,772.9	100.0%	41,308.4	6,888.6	34,419.8

Adjustment to Reserves for Unrealized Gain on Securities						6,150.3	365.0	5,785.3

Consolidated						$47,458.7	$7,253.6	$40,205.1

14. 1

Unum Group Investments

	9/30/2015			9/30/2015	6/30/2015
Fixed Maturity Securities (Fair Value)
Public	$28,354.0	63.9%	Selected Statistics
Asset-Backed Securities	67.7	0.2	Earned Book Yield	5.36%	5.38%
Residential Mortgage-Backed Securities (1)	2,230.0	5.0	Average Duration (in years)	7.61	7.55
Commercial Mortgage-Backed Securities	132.0	0.3
Private Placements	5,332.1	12.0
High Yield	3,391.2	7.6
Government Securities	2,716.0	6.1
Municipal Securities (2)	2,129.4	4.8
Redeemable Preferred Stocks	49.1	0.1
Total	$44,401.5	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	9.2%	9.2%	Total Non-Current Investments	$40.1	$40.2
Aa	8.7	9.2	Total Schedule BA Assets	$440.0	$452.4
A	29.5	30.9
Baa	43.7	43.0
Below Baa	8.9	7.7
Total	100.0%	100.0%

(1) Includes $25.1 million of high yield mortgage-backed securities.
(2) Includes $17.2 million of high yield municipal securities.

Unum Group Investments at September 30, 2015

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,551.1	$135.1	$742.8	$62.6	$1,808.3	$197.7
Capital Goods	4,031.5	435.3	439.4	15.9	3,592.1	451.2
Communications	2,968.0	321.6	516.6	33.2	2,451.4	354.8
Consumer Cyclical	1,387.7	131.4	212.7	11.8	1,175.0	143.2
Consumer Non-Cyclical	6,004.1	640.5	869.3	34.9	5,134.8	675.4
Energy	5,443.9	302.8	1,655.1	188.3	3,788.8	491.1
Financial Institutions	3,374.4	316.8	343.8	5.4	3,030.6	322.2
Mortgage/Asset-Backed	2,429.7	197.4	113.3	1.0	2,316.4	198.4
Sovereigns	1,224.6	182.7	—	—	1,224.6	182.7
Technology	1,296.7	52.3	521.9	14.7	774.8	67.0
Transportation	1,701.8	214.7	158.8	6.2	1,543.0	220.9
U.S. Government Agencies and Municipalities	3,620.8	522.9	416.7	8.2	3,204.1	531.1
Public Utilities	8,318.1	1,204.8	266.9	9.9	8,051.2	1,214.7
Redeemable Preferred Stocks	49.1	5.1	10.8	0.2	38.3	5.3
Total	$44,401.5	$4,663.4	$6,268.1	$392.3	$38,133.4	$5,055.7

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
<= 90 days	$1,154.3	$34.0		$869.7	$36.4
> 90 <= 180 days	2,629.7	117.4		657.7	65.0
> 180 <= 270 days	276.1	17.2		27.3	3.7
> 270 days <= 1 year	95.5	15.5		131.8	34.9
> 1 year	136.1	10.4		289.9	57.8
Total	$4,291.7	$194.5		$1,976.4	$197.8

15. 1

Appendix to Statistical Supplement

2015 Significant Items

•
In September 2015, we acquired 100 percent of the common shares and voting interests in National Dental Plan Limited and associated companies (National Dental) for a total cash purchase price of £35.9 million or $54.3 million. National Dental, a provider of dental insurance in the U.K. workplace, is reported in our Unum UK segment as part of our supplemental product line. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, is not expected to have a material impact on revenue or results of operations during 2015.

•
In January 2014, the Financial Accounting Standards Board (FASB) issued an update permitting entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit). We adopted this update effective January 1, 2015 and applied the amendments retrospectively, adjusting all prior period operating results, balance sheets, and related metrics throughout this document.

2014 Significant Items

•	Fourth quarter of 2014 reserve increase of $698.2 million before tax and $453.8 million after tax related to long-term care.

•	Fourth quarter of 2014 settlement loss of $64.4 million before tax and $41.9 million after tax related to a pension plan amendment.

•	Second quarter of 2014 costs related to early retirement of debt of $13.2 million before tax and $10.4 million after tax.

•	In December 2014, we retired 60 million shares of our treasury stock with an average total cost of $1,451.7 million.

2013 Significant Items

•
Fourth quarter of 2013 claim reserve increases of $49.1 million for Unum US group life, $26.3 million for Unum US voluntary life, and $20.1 million for Colonial Life voluntary life, for a total reserve increase of $95.5 million with a corresponding decrease in net income of $62.1 million, less applicable income tax, related to unclaimed death benefits.

•	Fourth quarter of 2013 reserve reduction of $85.0 million before tax and $55.2 million after tax related to Unum US group life waiver of premium benefits.

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Operating revenue, which excludes realized investment gains or losses;

•
Before-tax operating income or loss, which excludes realized investment gains or losses, non-operating retirement-related gains or losses, income tax, and certain other items, as applicable, and after-tax operating income or loss which includes income tax;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•	Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC; and

•	Book value per common share, which is calculated excluding AOCI.

16

Appendix to Statistical Supplement - Continued

Realized investment gains or losses; non-operating retirement-related gains or losses; unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	September 30	June 30	March 31	December 31	September 30	June 30	March 31	December 31	September 30
	2015			2014				2013
	(in millions)
Operating Revenue	$2,684.4	$2,702.9	$2,662.7	$2,656.3	$2,613.1	$2,630.9	$2,608.1	$2,580.8	$2,570.5
Net Realized Investment Gain (Loss)	(26.6)	0.8	(15.3)	(17.3)	1.2	25.9	6.3	9.3	(26.1)
Total Revenue	$2,657.8	$2,703.7	$2,647.4	$2,639.0	$2,614.3	$2,656.8	$2,614.4	$2,590.1	$2,544.4

	After-Tax	Average	Annualized
	Operating	Allocated	Operating
	Income (Loss)	Equity(1)	Return
	(in millions)		On Equity
Three Months Ended September 30, 2015
Unum US	$143.8	$4,237.4	13.6%
Unum UK	26.6	674.0	15.8%
Colonial Life	49.7	1,219.4	16.3%
Core Operating Segments	220.1	6,130.8	14.4%
Closed Block	18.3	3,028.5
Corporate	(15.4)	(1,144.6)
Total	$223.0	$8,014.7	11.1%

Three Months Ended September 30, 2014
Unum US	$139.0	$4,124.7	13.5%
Unum UK	26.4	669.6	15.7%
Colonial Life	46.2	1,145.1	16.2%
Core Operating Segments	211.6	5,939.4	14.2%
Closed Block	16.9	2,820.2
Corporate	(9.4)	(400.2)
Total	$219.1	$8,359.4	10.5%

(1)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.4.

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average	Annualized
	Operating	Allocated	Operating
	Income (Loss)	Equity(2)	Return
	(in millions)		On Equity
Nine Months Ended September 30, 2015
Unum US	$417.1	$4,222.1	13.2%
Unum UK	82.3	669.7	16.4%
Colonial Life	150.6	1,200.8	16.7%
Core Operating Segments	650.0	6,092.6	14.2%
Closed Block	60.4	2,929.2
Corporate	(40.0)	(1,092.8)
Total	$670.4	$7,929.0	11.3%

Nine Months Ended September 30, 2014
Unum US	$416.3	$4,158.8	13.3%
Unum UK	87.1	636.4	18.2%
Colonial Life	146.3	1,148.6	17.0%
Core Operating Segments	649.7	5,943.8	14.6%
Closed Block	59.8	2,780.0
Corporate	(36.1)	(484.3)
Total	$673.4	$8,239.5	10.9%

(2)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.4.

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average
	Operating	Allocated	Operating
	Income (Loss)	Equity(3)	Return
	(in millions)		On Equity
Year Ended December 31, 2014
Unum US	$554.9	$4,157.4	13.3%
Unum UK	116.4	635.3	18.3%
Colonial Life	194.4	1,163.1	16.7%
Core Operating Segments	865.7	5,955.8	14.5%
Closed Block	79.2	2,756.3
Corporate	(45.8)	(737.8)
Total	$899.1	$7,974.3	11.3%

Year Ended December 31, 2013
Unum US	$556.5	$4,141.8	13.4%
Unum UK	104.5	744.3	14.0%
Colonial Life	184.4	1,122.6	16.4%
Core Operating Segments	845.4	6,008.7	14.1%
Closed Block	70.0	2,580.4
Corporate	(44.0)	(870.4)
Total	$871.4	$7,718.7	11.3%

(3)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

(in millions)	9/30/2015	6/30/2015	12/31/2014	9/30/2014	6/30/2014	12/31/2013	12/31/2012
Total Stockholders' Equity, As Reported	$8,581.1	$8,515.7	$8,521.9	$9,216.6	$9,218.3	$8,639.9	$8,604.6
Net Unrealized Gain on Securities	158.6	112.1	290.3	462.0	501.2	135.7	873.5
Net Gain on Cash Flow Hedges	405.1	391.7	391.0	383.5	369.5	396.3	401.6
Total Stockholders' Equity, As Adjusted	$8,017.4	$8,011.9	$7,840.6	$8,371.1	$8,347.6	$8,107.9	$7,329.5

	Three Months Ended	Nine Months Ended	Twelve Months Ended	Three Months Ended	Nine Months Ended	Twelve Months Ended
	9/30/2015		12/31/2014	9/30/2014		12/31/2013
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$8,014.7	$7,929.0	$7,974.3	$8,359.4	$8,239.5	$7,718.7

16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended September 30				Nine Months Ended September 30
	2015		2014		2015		2014
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
After-tax Operating Income	$223.0	$0.91	$219.1	$0.86	$670.4	$2.69	$673.4	$2.61
Net Realized Investment Gain (Loss), Net of Tax	(17.3)	(0.07)	0.9	—	(23.6)	(0.10)	24.0	0.10
Non-operating Retirement-related Loss, Net of Tax	(1.9)	(0.01)	(0.9)	—	(5.8)	(0.02)	(2.7)	(0.01)
Costs Related to Early Retirement of Debt, Net of Tax	—	—	—	—	—	—	(10.4)	(0.04)
Net Income	$203.8	$0.83	$219.1	$0.86	$641.0	$2.57	$684.3	$2.66

	Year Ended December 31
	2014		2013
	(in millions)	per share *	(in millions)	per share *
After-tax Operating Income	$899.1	$3.51	$871.4	$3.28
Net Realized Investment Gain, Net of Tax	12.8	0.05	3.9	0.02
Non-operating Retirement-related Loss, Net of Tax	(45.6)	(0.18)	(21.4)	(0.08)
Costs Related to Early Retirement of Debt, Net of Tax	(10.4)	(0.04)	—	—
LTC Reserve Increase, Net of Tax	(453.8)	(1.77)	—	—
UDB Reserve Increase, Net of Tax	—	—	(62.1)	(0.24)
Waiver Reserve Reduction, Net of Tax	—	—	55.2	0.21
Net Income	$402.1	$1.57	$847.0	$3.19

* Assuming Dilution

	September 30		December 31
(in millions)	2015	2014	2014	2013
Debt, As Reported	$2,723.2	$2,783.3	$2,780.6	$2,612.0
Excluding Non-recourse Debt	335.8	404.8	398.4	440.0
Debt, As Adjusted	$2,387.4	$2,378.5	$2,382.2	$2,172.0

Total Stockholders' Equity, As Reported	$8,581.1	$9,216.6	$8,521.9	$8,639.9
Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	563.7	845.5	681.3	532.0
Excluding Northwind Capital	851.3	842.0	849.9	846.4
Equity, As Adjusted	7,166.1	7,529.1	6,990.7	7,261.5
Debt, As Adjusted	2,387.4	2,378.5	2,382.2	2,172.0
Total Capital, As Adjusted	$9,553.5	$9,907.6	$9,372.9	$9,433.5

Leverage Ratio	25.0%	24.0%	25.4%	23.0%

16. 5

Reconciliation of Non-GAAP Financial Measures - Continued

Three Months Ended
June 30, 2015
(in millions)
Operating Income (Loss)
Group Disability	$61.2
Group Life and Accidental Death & Dismemberment	52.5
Supplemental and Voluntary	89.1
Unum US	202.8
Unum UK	38.3
Colonial Life	77.6
Closed Block	36.6
Corporate	(33.4)
Total	321.9
Income Tax Expense	(99.3)
Net Realized Investment Gain, Net of Tax	3.7
Non-operating Retirement-related Loss, Net of Tax	(2.0)
Net Income	$224.3

16. 6